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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of The J. M. Smucker Company, an Ohio corporation (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for resale of common stock, without par value, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         Executed as of this 21 day of December 2000.

/s/ Timother P. Smucker                  /s/ Richard K. Smucker
-----------------------                  ----------------------
Timothy P. Smucker                       Richard K. Smucker
Chairman & Director                      President & Director

/s/ Kathryn W. Dindo                     /s/ Charles S. Mechem, Jr.
--------------------                     --------------------------
Kathryn W. Dindo                         Charles S. Mechem, Jr.
Director                                 Director

/s/ Elizabeth Valk Long                  /s/ Russell G. Mawby
-----------------------                  --------------------
Elizabeth Valk Long                      Russell G. Mawby
Director                                 Director

/s/ William H. Steinbrink                /s/ William Wrigley, Jr.
-------------------------                ------------------------
William H. Steinbrink                    William Wrigley, Jr.
Director                                 Director

/s/ Vincent C. Byrd                      /s/ Fred A. Duncan
-------------------                      ------------------
Vice President and General Manager-      Vice President and General Manager-
Consumer Market, and Director            Industrial Market, and Director

/s/ Steven J. Ellcessor                  /s/ Mark R. Belgya
-----------------------                  ------------------
Steven J. Ellcessor                      Mark R. Belgya
Vice President - Finance and             Corporate Controller
Administration, Secretary/Treasurer,
and General Counsel